UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 16, 2023

LEGACY VENTURES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55849	30-0826318
(State of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

Unit 01, 82/F. International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

+852 3960 6394

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	LGYV	N/A

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2023, Mr. Pak Hong WAN (“Mr. WAN”) resigned his positions as Chief Executive Officer, Chief Financial Officer, President, Treasurer and Secretary and the Chairman of Board of Directors of the Company. Mr. Ying Feng LAI (“Mr. LAI”) resigned his position as Director of the Company.

On October 16, 2023, the Company’s Board of Directors appointed Mr. Hoi Sau KOO (“Mr. KOO”), aged 25, to act as the Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and the Chairman of Board of Directors of the Company.

The biography for the new director and officer of the Company is set forth below:

Mr. KOO obtained his Bachelor of Social Science (BSSc) degree in Architectural Studies, under the Chinese University of Hong Kong, in 2020.

After graduation in 2020, Mr. KOO started his career as Architectural assistant in HPA (Ho & Partners Architects Engineers & Development Consultants Limited), one of Hong Kong’s major architectural practices and a strategic partner of HKTDC’s Belt and Road-related initiatives. Mr. KOO worked with the architectural teams to run local projects such as responsible for working and presentation drawings.

Since 2022 to present, Mr. KOO works as Assistant Director of Asia Asset Limited, a company engaged in fund management, private equity, and industry investments. Mr. KOO provides assistance, professional advice, opinion and support to directors of the company in China, Hong Kong and overseas for decisions making and solutions. One of Mr. KOO’s job responsibility is to explore, search, identify, analyze and assess feasible investment projects in China for clients and the company.

The Company believes Mr. KOO’s experience in financial fields will help the business development of the Company. As a result, Mr. KOO is appointed as the above-mentioned capacities of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 16, 2023

LEGACY VENTURES INTERNATIONAL, INC.

/s/ Hoi Sau KOO
By:	Hoi Sau KOO
Title:	CEO

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